Exhibit 99.1

January 11, 2016

VFS US LLC, as Administrator

7025 Albert Pick Road, Suite 105

Greensboro, NC 27409

And

SG Americas Securities, LLC

245 Park Avenue

New York, NY 10167

Merrill Lynch, Pierce, Fenner & Smith Inc.

One Bryant Park, 11th Floor

New York, NY 10036

Report of Independent Accountants on Applying

Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are collectively referred to herein as the “Specified Parties”, solely to assist you in relation to the accuracy of certain attributes of the collateral assets which may be included in Volvo Financial Equipment LLC, Series 2016-1 (the “Transaction”). VFS US LLC (the “Company”) is acting as the sponsor of the Transaction and is responsible for the information contained in the Offering Memorandum related to the Transaction (the “Offering Memorandum”).

This agreed -upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties including for purposes of substantiating the Specified Parties’ "due diligence defense" under the Securities Act of 1933, and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 160, which the Specified Parties represent, was selected randomly from the pool of assets sold as part of the Transaction.

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Offering Memorandum that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Offering Memorandum.

It should be understood that we make no representations as to:

•	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

•	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934;

•	The reasonableness of any of the assumptions provided by the Specified Parties; and

•	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire collateral pool based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this letter, we performed agreed-upon procedures with respect to certain information in the Offering Memorandum and certain loan files related to a pool of the equipment receivables (the “Equipment Receivables”) to be purchased and owned by the Issuer. The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared” refers to the comparison of one or more data elements to underlying documentation.

•	The phrase “Cut-off Date” refers to December 1, 2015.

•	The phrase “Loan Data Tape” refers to a detailed listing of loans provided to us in an excel document titled "VFET 2016-1 Final Tape.xlsx", which management of the Issuer has represented as containing all loans in the Equipment Receivables and which includes certain attributes related to the Equipment Receivables as of the Cut-off Date.

•	The phrase “Sample” refers to a sample of 160 of the 6,952 assets, randomly selected by PricewaterhouseCoopers LLP from the Loan Data Tape provided by the Issuer. We make no representations as to the adequacy of the sample size, nor do we draw any conclusions about the entire Loan Data Tape based on the sample size and results of the procedures performed.

I.	Data, Information, and Documents Provided

The Company provided the following data, information, and and/or documents related to the Sample Loans:

Electronic versions of, or access to, various files or collections of documentation including the following as applicable (the “Loan File”):

1.	Credit and Pricing Summary Files

2.	Insurance Documents (Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form)

3.	Secured Promissory Note

4.	Security of Perfection Documents

5.	VFS US LLC contract management system screens (Infolease)

Capitalized terms used but not defined here within shall have the meaning ascribed to them in the Offering Memorandum. Our comparisons with respect to the Sample loans were made using electronic versions of the original Equipment Receivables note and other related documents and/or copies of such note and other related documents obtained from the respective Loan File.

II.	Procedures Performed

For each Sample loan, we compared the attributes specified in the table below (“Specified Attributes”), as set forth in the Loan Data Tape, to information contained in the Primary Source File listed below, and found such Specified Attributes to be in agreement with the corresponding sources. In some instances, the VFS US LLC contract management system screens (Infolease) were used as the secondary source of information.

Specified Attribute	Loan Data Tape Field	Primary Source File

Loan Identification	Asset_ID	VFS US LLC contract management system
Number		screens (Infolease)

Borrower’s Name	Customer_Name	Secured Promissory Note

Borrower Mailing	AR_State	Secured Promissory Note
State

Contract Date	Booking_Date	Credit and Pricing Summary – Booking
Summary Report

Original Principal	Original_Cost	Credit and Pricing Summary – Booking
Balance		Summary Report

Original Loan Term	Original_Term	Credit and Pricing Summary – Booking
Summary Report

Equipment Type	Equipment_Description	Credit and Pricing Summary – Approval Letter

New or Used	New_Used	Credit and Pricing Summary – Approval Letter

Balloon Amount	Balloon	Credit and Pricing Summary – Booking
Summary Report

Payment Frequency	Pymt Frequency	Credit and Pricing Summary – Booking
Summary Report

Model Year	Model_Year	Credit and Pricing Summary – Booking
Summary Report

Credit Grade	Credit	Credit and Pricing Summary – Booking
Summary Report

For purposes of the Procedures, the Original Principal Balance was considered to be in agreement if the difference was within $1. We compared and agreed the Specified Attributes and noted no exceptions.

For each Sample loan, we observed that each Loan File contains the following documents:

•	Observation of the Company’s first lien on the equipment collateral on the UCC Financing Statement, the Application for Title, or the Certification of Titling

•	Observation of insurance coverage or insurance fee on the Certificate of Liability Insurance, Insurance Authorization Form or Evidence, Property Insurance Form, or Self Insurance Form

•	Signed Secured Promissory Note

We compared and agreed the information and noted no exceptions.

The procedures above did not include the reading of the Loan Files in their entirety. Such procedures were limited to a comparison of items as enumerated above.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided including financial data or assertions, subject to the Procedures as described above. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

January 11, 2016